Exhibit 99
                                                INVESTORS: Kenneth A. Czaja, CFO
                                                                    925.941.6260
                                                            MEDIA: Chris Edwards
                                                                    925.279.2926

                         BRITESMILE REPORTS 2004 RESULTS

                            Net Revenue Increases 5%


WALNUT CREEK, CA - March 23, 2005 - BriteSmile, Inc. (NasdaqSC: BSML), a leading international provider of state-of-the-art teeth-whitening systems, today released results for the quarter and year ended December 25, 2004.

Total revenue for 2004 was $46.0 million, up 5% compared to $43.8 million in 2003. In 2004, approximately 172,000 BriteSmile teeth whitening procedures were performed compared with 163,000 in 2003, an increase of 6%.

The net loss in fiscal 2004 was $(7.8) million or $(0.76) per share, compared with a loss of $(14.6) million or $(2.15) per share in 2003 (both per share numbers reflect the 5:2 stock split which was effective January 30, 2004). The 2004 net loss includes a non-cash non-operating gain of $1.1 million due to the mark-to-market impact of financial instruments issued in connection with the Company's $12 million convertible debt financing from private investors in December 2004. It also reflects a $0.75 million non-cash charge to BriteSmile's third quarter operating income for certain consulting work initiated and paid for by a related party, one of our principal stockholders.

Earnings in fiscal 2004 before interest, tax, depreciation, and amortization (EBITDA) was a loss of $(0.5) million, excluding the non-cash $1.1 million mark-to-market gain and $0.75 million consulting charge described above. This compares to an EBITDA loss of $(6.8) million in 2003. EBITDA is a non-GAAP financial measure. It reflects operating income excluding depreciation and amortization of approximately $6.8 million and $6.6 million in 2004 and 2003, respectively. More information regarding this non-GAAP financial measure, and a reconciliation of EBITDA to net loss, the most directly comparable GAAP measure, is provided below.

The Company's full year growth was negatively impacted by a 23% decline in fourth quarter revenue to $9.6 million compared to $12.4 million in the fourth quarter of 2003, due to a softening in market demand and significant shipments of BriteSmile-To-Go(TM) incident to its launch in the fourth quarter of 2003.

Key highlights for 2004 were:

o Successfully launched 2 new centers in Soho, New York and Schaumburg, Illinois, and signed leases for premier locations on Madison Avenue in New York, and in Union Square in San Francisco.

o In December 2004, placed $12 million of Convertible Notes with six investors who have an option for 180 business days to purchase up to an additional $4 million under the same terms, including a conversion price of $7.61.

Additionally, in January 2005, Gregg Coccari joined BriteSmile as Chief Executive Officer. Mr. Coccari has an outstanding track record of leading high growth marketing companies such as Teleflora and The Franklin Mint.

"While we are pleased with the full year revenue growth and significant improvement in 2004 EBITDA performance compared to 2003, we are very disappointed with the decrease in revenue in the fourth quarter" said Gregg Coccari, BriteSmile CEO. "Actions are being taken on many fronts to regain our revenue momentum, including new marketing initiatives and improved internet strategies, call center performance, associated center programs, as well as continuing the launch of new BriteSmile whitening centers. My excitement for the future of BriteSmile has only increased during my short tenure with the Company".




                                      # # #

BriteSmile has developed and manufactures the most advanced teeth whitening technology available, as well as manages state-of-the-art BriteSmile Professional Teeth Whitening Centers. BriteSmile Centers are currently operating in Beverly Hills, Irvine, Palo Alto, Walnut Creek and La Jolla, CA; Houston, TX; Denver, CO; Boston, MA; Boca Raton, FL; Atlanta, GA; New York, NY; Chicago and Schaumburg, IL; and, Phoenix, AZ. In addition to BriteSmile Centers, the Company has established more than 5,000 Associated Centers. Of the BriteSmile Associated Centers, more than 2,000 are located outside of the United States, in more than 75 countries. For more information about BriteSmile's procedure, call 1-800-BRITESMILE or visit the Company's Website at www.britesmile.com .

                                      # # #

This release, other than historical information, consists of forward-looking statements that involve risks and uncertainties such as the Company's ability to continue past revenue and EBITDA growth, its ability to establish Associated Centers and Professional Teeth Whitening Centers, the ability of those Centers to attract clients, the development and introduction of new products, acceptance of those new products in the marketplace, development of new strategic and marketing relationships in the United States and internationally, and the

Company's continued ability to secure financing to support its expansion. Readers are referred to the documents filed by BriteSmile with the Securities and Exchange Commission, specifically the Company's most recent reports on Forms 10-K and 10-Q, that identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements. BriteSmile and its affiliates disclaim any intent or obligation to update these forward-looking statements.

Non-GAAP Financial Information

BriteSmile provides non-GAAP EBITDA or earnings before interest, taxes, depreciation and amortization as additional information for its operating results. These measures are not in accordance with, or an alternative for, financial measures calculated in accordance with generally accepted accounting principles, including net income or loss, the most directly comparable GAAP measure, and may be different from non-GAAP measures used by other companies. BriteSmile's management believes this non-GAAP measure is useful to investors because of: (i) the significant amount of non-cash depreciation and amortization incurred by the Company in its operating results ($6.8 million in 2004 and $6.6 million in 2003), (ii) the Company would not have incurred the 2004 expense of $0.75 million for consulting services if those services had not been paid for by the related party, and (iii) a $1.1 million mark-to-market gain in financial instruments relating to the December 2004 convertible debt offering is a significant non-operating and non-cash impact on earnings. Investors are cautioned that the items excluded from EBITDA are significant components in understanding and assessing BriteSmile's financial performance.

                                BRITESMILE, INC.
              CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS DATA
                                   (unaudited)
                       ($ in thousands, except share data)

                                                         13 weeks ended      13 weeks ended      52 weeks ended       52 weeks ended
                                                            12/25/04            12/27/03            12/25/04             12/27/03
                                                       -------------       -------------       -------------       --------------
REVENUES:
Center whitening fees, net                             $      3,517       $       3,961        $     17,107        $      15,946
Associated Center whitening fees, net                         4,473               5,093              21,081               21,030
Product and other revenue                                     1,602               3,334               7,781                6,803
                                                       -------------       -------------       -------------       --------------
Total revenues, net                                           9,592              12,388              45,969               43,779

OPERATING COSTS AND EXPENSES:
Operating and occupancy costs                                 4,696               4,243              17,361               17,092
Selling, general and administrative expenses                  7,259              10,153              28,614               32,112
Research and development expenses                                59                 626                 484                1,399
                                                       -------------       -------------       -------------       --------------
Total Operating Costs and Expenses, excluding
  depreciation, amortization, and related
  party non-cash charge                                      12,014              15,022              46,459               50,603
                                                       -------------       -------------       -------------       --------------
Operating income (loss) before depreciation
  and amortization (EBITDA) excluding related
  party, non-cash charge                                     (2,422)             (2,634)               (490)              (6,824)

Depreciation and amortization                                 1,708               1,706               6,750                6,589
Related party, non-cash charge                                    -                   -                 746                    -
                                                       -------------       -------------       -------------       --------------
Loss from operations                                         (4,130)             (4,340)             (7,986)             (13,413)

Other Income/(Expense),  net                                   (265)               (474)               (799)              (1,145)
Gain/(Loss) on mark-to-market of convertible
  note instruments                                            1,060                   -               1,060
                                                       -------------       -------------       -------------       --------------
Loss before income tax provision                             (3,335)             (4,814)             (7,725)             (14,558)

Income Tax                                                        6                  20                  95                   24
                                                       -------------       -------------       -------------       --------------
Net Income/(Loss)                                      $     (3,341)       $     (4,834)       $     (7,820)       $     (14,582)
                                                       =============       =============       =============       ==============

BASIC AND DILUTED NET LOSS PER SHARE                   $      (0.32)       $      (0.71)       $      (0.76)       $       (2.15)
                                                       =============       =============       =============       ==============

WEIGHTED AVERAGE SHARES - BASIC AND DILUTED              10,339,294           6,787,917          10,291,714            6,778,111
                                                       =============       =============       =============       ==============

       Reconciliation of Non-GAAP financial measures - EBITDA to Net Loss
                                   (unaudited)
                                ($ in thousands)


                                                             13 weeks ended     13 weeks ended     52 weeks ended    52 weeks ended
                                                                12/25/04            12/27/03           12/25/04         12/27/03
                                                             --------------     --------------     --------------    --------------
Net loss                                                     $      (3,341)     $      (4,834)     $      (7,820)    $     (14,582)
Add back:  Interest expense, net                                       245                474                779             1,145
Add back:  Income tax expense                                            6                 20                 95                24
Add back:  Depreciation and amortization                             1,708              1,706              6,750             6,589
(Gain)/loss from mark-to-market of
 financial instruments related to
 convertible debt                                                   (1,060)                 -             (1,060)                -
Other income/(expense), net                                             20                  -                 20                 -
                                                             --------------     --------------     --------------    --------------
     EBITDA                                                         (2,422)            (2,634)            (1,236)           (6,824)
Add back:  Related party, non-cash charge                                -                  -                746                 -
                                                             --------------     --------------     --------------    --------------
  EBITDA excluding related party, non-cash charge            $      (2,422)     $      (2,634)     $        (490)    $      (6,824)
                                                             ==============     ==============     ==============    ==============

                                BRITESMILE, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (unaudited)
                       ($ in thousands, except share data)

                                                                              December 25, 2004         December 27, 2003
                                                                           -----------------------     ---------------------

                                                           ASSETS
CURRENT ASSETS:
    Cash and cash equivalents........................................      $      18,880               $       5,884
    Trade accounts receivable, net of allowances of $448 and $467,
    respectively.....................................................              2,118                       3,554
    Inventories......................................................              1,635                       1,746
    Prepaid expenses and other.......................................                704                         569
                                                                           -----------------------     ---------------------

                Total current assets.................................             23,337                      11,753
                                                                           -----------------------     ---------------------
                                                                           -----------------------     ---------------------

PROPERTY AND EQUIPMENT, net..........................................             12,426                      16,523

OTHER ASSETS.........................................................              3,843                       3,620

INTANGIBLES, net.....................................................              5,469                       6,120
                                                                           -----------------------     ---------------------

TOTAL ASSETS.........................................................      $      45,075               $      38,016
                                                                           =======================     =====================

                      LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
    Accounts payable.................................................      $       5,182               $       7,173
    Accrued liabilities .............................................              6,867                       6,884
    Deferred revenue ................................................              1,049                         597
    Current portion of long-term debt and capital lease obligations..              2,137                       3,800
                                                                           -----------------------     ---------------------

              Total current liabilities..............................             15,235                      18,454
                                                                           -----------------------     ---------------------

LONG TERM LIABILITIES:
    Long-term debt and capital lease obligations.....................             15,650                       5,294
    Other long-term liabilities......................................              1,608                       1,644
                                                                           -----------------------     ---------------------

                    Total long-term liabilities......................             17,258                       6,938
                                                                           -----------------------     ---------------------

              Total liabilities......................................             32,493                      25,392
                                                                           -----------------------     ---------------------

SHAREHOLDERS' EQUITY:
    Common stock, $.001 par value; 50,000,000 shares authorized;
    10,345,974 and 9,525,265 shares issued and outstanding, respectively              38                          38
    Additional paid-in capital.......................................            170,601                     162,823
    Accumulated deficit..............................................           (158,057)                   (150,237)
                                                                           -----------------------     ---------------------

              Total shareholders' equity ............................             12,582                      12,624
                                                                           -----------------------     ---------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY...........................      $      45,075               $      38,016
                                                                           =======================     =====================